                                                                   Exhibit 10.16

                FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") dated as of June 2, 2005, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), AGCO CANADA, LTD., a Saskatchewan corporation ("Canadian Subsidiary"), AGCO LIMITED, an English corporation ("English Subsidiary One"), AGCO INTERNATIONAL LIMITED, an English corporation ("English Subsidiary Two"), AGCO HOLDING B.V., a Netherlands corporation ("Netherlands Subsidiary'"). AGCO DEUTSCHLAND HOLDING LIMITED & CO. KG, a German limited partnership ("German Subsidiary"), and VALTRA HOLDING OY, a Finnish limited liability company ("Finnish Subsidiary"; AGCO, Canadian Subsidiary, English Subsidiary One, English Subsidiary Two, Netherlands Subsidiary, German Subsidiary and Finnish Subsidiary are referred to herein collectively as the "Borrowers" and individually as a "Borrower"); the lenders (the "Lenders") signatory hereto; COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", CANADIAN BRANCH, as Canadian administrative agent for the Canadian Lenders (together with any successor, in such capacity, the "Canadian Administrative Agent"); and COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent for the Lenders (together with any successor, in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Lenders, the Issuing Banks (as defined in the Credit Agreement), SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, and CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, are parties to that certain Credit Agreement dated as of December 22, 2003 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of April 12, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of August 17, 2004, as further amended by that certain Third Amendment to Credit Agreement dated as of March 21, 2005 and as further amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders signatory hereto, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein; and

     WHEREAS, Valtra Traktor AB, Valtra Danmark A/S, Valtra Norge AS, and AGCO AB may sell certain Inventory, Receivables and fixed assets located in Sweden, Norway and Denmark to a distributor in connection with a distribution arrangement which may be entered into with such distributor (the "Distribution Sale"), and the Distribution Sale may be prohibited by Section 7.7 of the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Agents and the Lenders consent to the Distribution Sale, and the Lenders signatory hereto and the Agents have consented to the Distribution Sale on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

     SECTION 1. Amendments to Section 7.1.

               (a) Section 7.1 of the Credit Agreement, Indebtedness, is hereby amended and modified by deleting subsection (b) in its entirety and by substituting the following in lieu thereof:

          "(b) (i) a Capitalized Lease entered into by Valtra Holding Oy for certain buildings and other improvements located on certain Real Property in Suolahti, Finland provided the aggregate obligations of Valtra Holding Oy thereunder do not exceed E6,500,000 at any time, and (ii) other Capitalized Leases and Indebtedness secured by purchase money security interests described in clause (g) of the definition of Permitted Liens set forth in Article 1 hereof which are (x) in existence prior to the Agreement Date, or (y) incurred after the Agreement Date and do not exceed the aggregate amount of U.S. $5,000,000 made or incurred during any calendar year;"

               (b) Section 7.1 of the Credit Agreement, Indebtedness, is hereby further amended and modified by deleting subsection (h) in its entirety and by substituting the following in lieu thereof:

          "(h) Other unsecured Indebtedness for borrowed money not exceeding an aggregate amount outstanding at any time of (i) U.S. $100,000,000 at any individual Restricted Subsidiary or (ii) U.S. $150,000,000 for AGCO and all Restricted Subsidiaries;"

     SECTION 2. Consent to Distribution Sale. Notwithstanding the limitations set forth in Section 7.7(h) of the Credit Agreement, the Agents and the Lenders hereby consent to the Distribution Sale provided that (i) no Default or Event of Default shall have occurred and be continuing at the time the Distribution Sale is consummated, (ii) the final executed documents governing the Distribution Sale shall be delivered to the Administrative Agent promptly after the closing thereof, and (iii) the purchase price paid to AGCO or its Restricted Subsidiaries for the assets sold in the Distribution Sale shall be at least equal to the Fair Market Value (as defined in Section 7.7(h) of the Credit Agreement) of such assets as determined by the Board of Directors of AGCO or such Restricted Subsidiaries, as the case may be, and evidenced in a resolution of such Board of Directors, and the Fair Market Value of such assets shall not exceed $30,000,000. Additionally, the Agents and Lenders agree that in connection with any other sale transactions during this fiscal year, the purchase price paid to AGCO or such Restricted Subsidiaries in connection with the Distribution Sale shall not be included in calculating the U.S. $15,000,000 per fiscal year limit set forth in Section 7.7(h) of the Credit Agreement.

     SECTION 3. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:

               (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower's charter or bylaws;
(ii) violate any Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including any of the Applicable Capital Market Transaction Documents); or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries;

               (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party;

               (c) This Amendment and each other document required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;

               (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date, other than (i) any such representations and warranties that, by their terms, expressly refer to an earlier date, and (ii) as a result of changes permitted by the terms of the Credit Agreement; and

               (e) After giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     SECTION 4. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it, each of the following:

               (a) this Amendment, duly executed by the Borrowers, the Canadian Administrative Agent and the Administrative Agent, and Lender Addenda, in the form attached hereto, duly executed by the Required Lenders; and

               (b) the delivery of such other documents, instruments and information, as the Administrative Agent may reasonably request.

     SECTION 5. Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 4 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof, "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 6. Reaffirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Guaranty Agreements to which it is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreements or any of the other Loan Documents to which it is a party.

     SECTION 7. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).

     SECTION 8. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).

     SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or via email transmission of an Adobe portable document format file (also known as a "PDF File") shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 10. Delivery of Lender Addenda. Each Lender executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Lender.

     SECTION 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

     SECTION 12. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.

               [the remainder of the page is intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

                                        AGCO CORPORATION


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: SVP - GENERAL COUNSEL


                                        AGCO CANADA, LTD.


                                        By: /s/ David Williams
                                            ------------------------------------
                                        Title: PRESIDENT


                                        AGCO LIMITED


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO INTERNATIONAL LIMITED


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO HOLDING B.V.


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


                Fourth Amendment to Credit Agreement and Consent
                                Signature Page 1

                                        AGCO DEUTSCHLAND HOLDING LIMITED & CO.
                                        KG


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        By: /s/ David Williams
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        VALTRA HOLDING OY


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


GUARANTORS:                             VALTRA DEUTSCHLAND GMBH
                                        (formerly known as RM 2379
                                        VERMOGENSVERWAITUNGS GMBH)


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO VERTRIEBS GMBH


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                Fourth Amendment to Credit Agreement and Consent
                                Signature Page 2

                                        AGCO GMBH


                                        By:  /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO FRANCE S.A


                                        By:  /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO S.A.


                                        By:  /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        VALTRA TRACTEURS FRANCE S.A.S.


                                        By:  /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        VALTRA INTERNATIONAL B.V.


                                        By:  /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                Fourth Amendment to Credit Agreement and Consent
                                Signature Page 3

                                        MASSEY FERGUSON CORP.


                                        By: /s/ David Williams
                                            ------------------------------------
                                        Title: TREASURER


                                        AGCO EQUIPMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Title: DIRECTOR


                                        SUNFLOWER MANUFACTURING COMPANY, INC.


                                        By: /s/ David Williams
                                            ------------------------------------
                                        Title: TREASURER


                                        AGCO MANUFACTURING LTD.


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO SERVICES LTD.


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                Fourth Amendment to Credit Agreement and Consent
                                Signature Page 4

                                        VALTRA VUOKRAUS OY


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        AGCO DO BRASIL COMERCIA E INDUSTRIA
                                        LTDA.


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR


                                        VALTRA DO BRASIL LTDA.


                                        By: /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title: DIRECTOR

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


                Fourth Amendment to Credit Agreement and Consent
                                Signature Page 5

AGENTS, ISSUING BANKS AND SWING LINE    COOPERATIEVE CENTRALE
BANK:                                   RAIFFEISENBOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND," NEW YORK BRANCH,
                                        as Administrative Agent and
                                        Multi-Currency Issuing Bank


                                        By: /s/ Kimberly D. English
                                            ------------------------------------
                                            Kimberly D. English
                                        Title: Vice President


                                        By: /s/ Brett Delfino
                                            ------------------------------------
                                            Brett Delfino
                                        Title: Executive Director


                                        COOPERATIEVE CENTRALE
                                        RAIFFEISENBOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND," CANADIAN BRANCH,
                                        as Canadian Administrative Agent and
                                        Canadian Issuing Bank


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

LENDERS:                                See each Lender Addendum attached hereto


                      Fourth Amendment to Credit Agreement
                                Signature Page 7

AGENTS, ISSUING BANKS AND SWING LINE    COOPERATIEVE CENTRALE
BANK:                                   RAIFFEISENBOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND,"NEW YORK BRANCH, as
                                        Administrative Agent and Multi-Currency
                                        Issuing Bank


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COOPERATIEVE CENTRALE
                                        RAIFFEISENBOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND," CANADIAN BRANCH,
                                        as Canadian Administrative Agent and
                                        Canadian Issuing Bank


                                        By: /s/ DAVID L. STREETER
                                            ------------------------------------
                                            DAVID L. STREETER
                                        Title: EXECUTIVE DIRECTOR


                                        By: /s/ Khurram Rahman Khan
                                            ------------------------------------
                                            Khurram Rahman Khan
                                        Title: Executive Director

LENDERS:                                See each Lender Addendum attached hereto


                      Fourth Amendment to Credit Agreement
                                Signature Page 7